SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a party other than the Registrant [ ]

Check the appropriate box(es):

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  For  use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                FIRSTHAND FUNDS
                  (Name of Registrant as Specified in Charter)

               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule -11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration no.: Schedule 14A; 002-99009; 811-04354
     (3)  Filing Party: FIRSTHAND FUNDS
     (4)  Date Filed: August ____, 1999

                                 FIRSTHAND FUNDS
                        101 Park Center Plaza, Suite 1300
                           San Jose, California 95113

                                 August 27, 1999

                       Firsthand Medical Specialists Fund


Dear Medical Specialists Fund Shareholder,

On behalf of the Board of Trustees, I wish to extend a cordial invitation to you to attend a Special Meeting of Shareholders of the Firsthand Medical Specialists Fund to be held at 9:00 a.m. on Sunday, September 12, 1999 at the Rickey's Hyatt Hotel, located at 4219 El Camino Real, Palo Alto, California 94306.

Your Board of Trustees called this Special Meeting because of an impending ownership restructuring (the "Adviser Restructuring") of the Fund's current adviser, Interactive Research Advisers (the "Current Adviser"). As a result of the Adviser Restructuring, I will no longer be an owner, director or officer of the Current Adviser or a Trustee of the Firsthand Funds.

Accordingly, I have formed my own investment advisory firm - Ingenuity Capital Management LLC ("Ingenuity" or the "New Adviser") - and propose to continue advising your Fund through the New Adviser. Under applicable federal securities law, the Adviser Restructuring automatically would terminate the Current Adviser's investment advisory agreement with your Fund, thereby requiring shareholders' approval before any advisory firm may be compensated for advising your Fund.

If the proposal is approved:

o    I will continue to be the portfolio manager of your Fund;
o Your Fund's investment objective, policies and strategies will remain exactly the same; and
o    There will be no changes to the expenses of your Fund.

Attached with this letter are a Notice of Special Meeting of Shareholders, a Proxy Statement and a proxy card. Regardless of the number of Fund shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders' Meeting, your Board of Trustees we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided. PLEASE DO SO EVEN IF YOU RETURN THE CARD AFTER THE SEPTEMBER 12 DATE NOW SET FOR THE SHAREHOLDERS' MEETING BECAUSE SHAREHOLDER MEETINGS ARE SOMETIMES DELAYED IN ORDER TO ALLOW MORE SHAREHOLDERS TO VOTE. YOU MAY FAX YOUR SIGNED PROXY TO ME AT 650.649.2651.

Thank you for your time and for your investment in the Medical Specialists Fund. I will contact you again soon to tell you about my plans for Ingenuity Capital Management, LLC.

Sincerely,

/s/ Kendrick W. Kam
-------------------
Kendrick W. Kam, Trustee
Firsthand Funds
kkam@firsthandfunds.com

                                 FIRSTHAND FUNDS
                        101 Park Center Plaza, Suite 1300
                           San Jose, California 95113


                                 August 27, 1999


                       Firsthand Medical Specialists Fund
                                  650.948.1216


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the Firsthand Medical Specialists Fund (the "Fund") will be held at the Rickey's Hyatt Hotel, 4219 El Camino Real, Palo Alto, California 94306, on Sunday, September 12, 1999, at 9:00 a.m. (local time) for the following purposes:

1. To approve a new investment advisory agreement (the "Agreement") between the Fund and Ingenuity Capital Management LLC ("Ingenuity" or the "New Adviser"), pursuant to which Ingenuity would act as the new investment adviser of the Fund, to become fully effective upon approval by the shareholders of the Fund.

2. To transact such other business as may properly come before the Meeting, or any adjournments thereto.

Shareholders of record at the close of business on August 23, 1999, are entitled to notice of, and to vote at, the Meeting. The Fund is a series of Firsthand Funds, a Delaware business trust.


By Order of the Board of Trustees

Kendrick W. Kam, Trustee

                                 FIRSTHAND FUNDS

                                 Proxy Statement
                      For a Special Meeting of Shareholders
                        To Be Held on September 12, 1999


                       FIRSTHAND MEDICAL SPECIALISTS FUND


INTRODUCTION
------------

This proxy statement is solicited by the independent trustees of Firsthand Funds (the "Independent Trustees") for voting at the special meeting of shareholders of the Firsthand Medical Specialists Fund to be held at 9:00 a.m. (local time) on September 12, 1999, at the Rickey's Hyatt Hotel, 4219 El Camino Real, Palo Alto, California 94306, and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about August 27, 1999.

Each share of the Fund is entitled to one vote on the Proposal and on each other matter that it is entitled to vote upon at the Meeting. Each valid proxy that we receive will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the Proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to Firsthand Funds or by voting in person at the Meeting.

The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" for the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

THE INDEPENDENT TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

The Independent of Trustees of Firsthand Funds have fixed the close of business on August 23, 1999, as the record date (the "Record Date") for determining holders of the Fund's shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, the following shares were outstanding:

FUND                                            TOTAL FUND SHARES
----                                            -----------------
Firsthand Medical Specialists Fund                  803,255.64

PROPOSAL 1:
-----------

To approve a new investment advisory agreement (the "Agreement") between the Fund and Ingenuity Capital Management LLC ("Ingenuity" or the "New Adviser"), pursuant to which Ingenuity would act as the new investment adviser of the Fund, to become fully effective upon the approval by the shareholders of the Fund.

I.   BACKGROUND AND SUMMARY
     ----------------------

Currently, Interactive Research Advisers, Inc. (the "Current Adviser" or "Interactive Adviser"), a California corporation, serves as investment adviser to the Fund pursuant to an existing investment advisory agreement (the "Existing Advisory Agreement"). Under the Existing Advisory Agreement, Interactive Adviser furnishes investment advice and investment management services with respect to the Fund's portfolio of securities and investments. Kendrick W. Kam, former President of Interactive Adviser, has been the portfolio manager of the Fund, responsible for its day to day management, since the Fund's inception.

As of June 12, 1999, Interactive Adviser entered into an agreement with each of its outstanding shareholders (the "Adviser Restructuring Agreement"), which provides that after the closing (the "Closing") (which is expected to occur on or about September 8, 1999, or such later date as to which the parties may agree in writing) of the reorganization contemplated thereby (the "Adviser Restructuring"), Mr. Landis will be the sole remaining control person of the Current Adviser. In connection with the Adviser Restructuring, Mr. Kam already has resigned as President of Interactive Adviser. Following the Closing of the Adviser Restructuring, Mr. Kam, who currently is a "control person" of the Current Adviser for purposes of the 1940 Act, will cease to have any ownership interest in the Current Adviser. Within a few days after the Closing, Mr. Kam also will resign as a Trustee of Firsthand Funds. Effective October 1, 1999, Mr. Kam will cease to be an employee of the Current Adviser, but will continue to have a relationship in a consulting capacity.

The Adviser Restructuring would have several direct impacts on the Fund because those ownership changes automatically would terminate the investment advisory agreement that the Fund has with the Current Adviser. Thus, the Adviser Restructuring would require the Board of Firsthand Funds and the shareholders of the Fund to approve a new investment advisory agreement with either the Current Adviser or a new entity that would provide investment advice to the Fund. In connection with the Adviser Restructuring and the termination of Mr. Kam's employment relationship with the Current Adviser, Mr. Kam has decided to establish his own investment advisory company - Ingenuity Capital Management LLC (the "New Adviser") -- and through this proxy statement, is seeking your approval for the appointment of the New Adviser and Mr. Kam to advise the Fund after the Closing. The Board of Trustees has approved the New Advisory Agreement, to take effect upon the closing of the Adviser Restructuring. However, the

Fund may not pay any fees to the New Adviser until the shareholders of the Fund have approved the New Advisory Agreement.

II.  THE NEW ADVISER
     ---------------

As noted above, Mr. Kam proposes to continue providing investment advisory services to the Fund through Ingenuity, his newly formed investment adviser. Ingenuity is wholly owned by Mr. Kam. In order for Ingenuity to be compensated for providing investment advisory services to the Fund, the shareholders of the Fund and the independent Trustees of Firsthand Funds must approve a new investment advisory agreement between Ingenuity and the Fund. During its July 10, 1999 Board meeting, the independent Trustees gave preliminary approval of the investment advisory agreement, subject to further due diligence review and final approval at a subsequent Board meeting. Those independent trustees continued their review and approved the investment advisory agreement during their July 24, 1999 and August 21, 1999 meetings, and authorized that it be submitted to shareholders for your vote.

Ingenuity was formed on July 12, 1999 as a Delaware limited liability company and is registered with the Securities and Exchange Commission (the "SEC") as an investment adviser. Ingenuity currently intends to provide financial services to institutional investors, and may in the future advise individual investors. The New Adviser currently has no employees or officers other than Mr. Kam. Although Mr. Kam intends to hire one or more employees as soon as practicable, there can be no assurance that anyone other than Mr. Kam will be responsible for managing the Fund. The New Adviser also has more-limited resources than the Current Adviser. The New Adviser has not previously advised a mutual fund although Mr. Kam managed the Fund while with the Current Adviser. The address of Ingenuity is 26888 Almaden Court, Los Altos, California 94022. If this Proposal is approved, Kendrick W. Kam, currently the sole portfolio manager of the Medical Specialists Fund, would continue to manage the portfolio of the Fund through Ingenuity.

The names, addresses and principal occupations of the principal executive officers and shareholders of Ingenuity are set forth below. Unless otherwise noted, the address of each, as it relates to Ingenuity is the same as that of Ingenuity.

Mr. Kam is the sole executive officer and owner of Ingenuity. Prior to his association with the Investment Adviser as a founder and its President in 1993, Mr. Kam was co-founder and Vice President of Marketing and Finance for Novoste Corporation, a medical device company headquartered in Aguadilla, Puerto Rico.

Effective October 1, 1999, Mr. Kam, who already has resigned as an officer of the Current Adviser, will cease to be an employee of the Current Adviser. However, Mr. Kam will continue providing investment advisory consulting services to the Current Adviser under a consulting arrangement for four more years. Upon the Closing, which is expected to occur on September 8, 1999, Mr. Kam will resign as a Trustee of Firsthand Funds.

If the Proposal is approved, Ingenuity would manage the Fund's investments, provide various other services and supervise the Fund's daily business affairs, subject to supervision by the Fund's current Board of Trustees (but without Mr.
Kam).

III. THE LEGAL FRAMEWORK
     -------------------

Pursuant to Section 15 of the 1940 Act each investment advisory agreement between a mutual fund and an investment adviser terminates automatically upon its "assignment," which is deemed to include any "change of control" of the investment adviser - including a change of 25% or more the beneficial ownership of the adviser's stock. Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the registered investment company's shareholders. If effected, the Adviser Restructuring would result in a "change of control" of Interactive Adviser and, hence, an assignment would be deemed to have taken place. Such assignment would result in the termination of the Existing Advisory Agreement. In order for Ingenuity to provide investment advisory services to the Fund after the Closing and be compensated, the shareholders of the Fund first must approve a new investment advisory agreement (the "New Advisory Agreement") between the Fund and Ingenuity. The Independent Trustees of Firsthand Funds have decided that the New Advisory Agreement is in the best interests of shareholders and has authorized the proposal to be presented to shareholders for their approval. The Independent Trustees (and the full Board of Trustees) approved the New Advisory Agreement, to take effect upon the Closing of the Adviser Restructuring. But Ingenuity may not receive a fee under that New Advisory Agreement until it is approved by the shareholders.

IV.  COMPARISON  OF  THE  NEW  ADVISORY  AGREEMENT  AND  THE  EXISTING  ADVISORY
     ---------------------------------------------------------------------------
     AGREEMENT
     ---------

The initial shareholder of the Medical Specialists Fund initially approved its investment advisory agreement, dated December 3, 1997, on December 4, 1997.

Under the Existing Advisory Agreement, as compensation for the services performed by the Current Adviser, the Fund pays the Current Adviser a fee, accrued each calendar day (including weekends and holidays) at the rate of 1.5% per annum of the daily net assets of the Fund. However, the Current Adviser shall reduce such fee or, if necessary, make expense reimbursements to the Fund to the extent required to limit the total annual operating expenses of the Fund to 1.95% of its average daily net assets up to $200 million; 1.90% of such assets from $200 million to $500 million; 1.85% of such assets from $500 million to $1 billion; and 1.80% of such assets in excess of $1 billion. For the fiscal year ended December 31, 1998, the Medical Specialists Fund paid advisory fees of $51,357 to the Current Adviser.

The New Advisory Agreement will be substantially identical in all material respects to the Existing Advisory Agreement. A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description of the New Advisory Agreement is only a summary. You should refer to Exhibit B for a form of the complete New Advisory Agreement.

As is the case under the Existing Advisory Agreement, the New Advisory Agreement provides that the New Adviser will provide investment advisory services to the Fund, including deciding what securities will be purchased and sold by the Fund, when such purchases and sales are to be made, and arranging for those purchases and sales, all in accordance with the provisions of the 1940 Act and the rules thereunder, the governing documents of Firsthand Funds, the fundamental policies of the Fund, as reflected in its registration statement, and any policies and determinations of the Board of Trustees.

Section 15 of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for Mr. Kam to be compensated for managing the Fund's portfolio through the New Adviser, the shareholders of the Fund must approve the New Advisory Agreement.

If approved by shareholders, the New Advisory Agreement will continue in effect for two years from its effective date for the Fund, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Board of Trustees of the Fund or
(2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of the Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Advisory Agreement or interested persons of Firsthand Funds or of any such party.

Both the Existing Advisory Agreement and the New Advisory Agreement provide that the Current Adviser and the New Adviser, respectively, would have no liability to the Fund or any shareholder of the Fund for any act or omission in connection with rendering services under the respective agreements, including any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Current (or New) Adviser of its duties under the agreements ("Disabling Conduct"), and except to the extent specified in Section 36(b) of the 1940 Act with respect to a loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services. The New Advisory Agreement, like the Existing Advisory Agreement, provides that the Fund shall indemnify the New Adviser and its employees, officers and directors from any liability arising from the New Adviser's conduct under the New Advisory Agreement, except for Disabling Conduct, to the extent permitted by the Fund's governing documents and applicable law.

The Independent Trustees of Firsthand Funds, during their July 10, 1999 meeting, determined preliminarily that the New Advisory Agreement is fair and in the best interests of the Fund's shareholders, subject to further due diligence and final approval. During their July 24, 1999 and August 21, 1999 meetings, following further due diligence and based on a presentation by Mr. Kam regarding the New Adviser, a majority of the Trustees and the Independent Trustees, acting separately, gave final approval of the New Advisory Agreement and determined that it is appropriate to present this Proposal to the shareholders for a vote.

V.   THE INDEPENDENT TRUSTEES' CONSIDERATIONS
     ----------------------------------------

The transactions contemplated by the Adviser Restructuring were presented to the Independent Trustees of Firsthand Funds for their consideration at Board of Trustees meetings on May 8, 1999, July 1, 1999, July 10, 1999, July 24, 1999 and August 21, 1999. At the meetings on July 24, 1999 and August 21, 1999, the Independent Trustees and a majority of the full Board of Trustees voted to approve the New Advisory Agreement between the Fund and the New Adviser, to be effective upon the Adviser Restructuring (provided the Fund would not pay a fee to the New Adviser until the Fund's shareholders approve the New Advisory Agreement). The Independent Trustees also approved the submission of this proxy statement to shareholders of the Fund for a vote. In deciding to grant approval, the Independent Trustees carefully evaluated due diligence materials presented by Mr. Kam, including information on Mr. Kam's experience, his commitment to Ingenuity, the quality of services Ingenuity is expected provide to the Fund, and the fair and reasonable compensation proposed to be paid to Ingenuity, and found the following factors to be particularly significant:

o    Mr. Kam will continue to be the portfolio manager for the Fund;

o That the terms of the Existing Advisory Agreement will be unchanged under the New Advisory Agreement except for different effective and termination dates; and

o That the compensation payable to the New Adviser by the Fund under the New Advisory Agreements will be at the same rate as the compensation now payable by the Fund to the Current Adviser under the Existing Advisory Agreement;

The Independent Trustees also have given careful consideration to other factors deemed to be relevant to the Fund, including, but not limited to:

o    The reputation, qualifications and background of Mr. Kam;

o The commitment of Ingenuity to pay or reimburse the Fund for the expenses incurred in connection with the Adviser Restructuring so that shareholders of the Fund would not bear those expenses; and

o    Other factors the Independent Trustees deemed relevant.

Mr. Kam has advised the Board that he expects that there will be no diminution in the scope and quality of advisory services provided to the Fund under the New Advisory Agreement as a result of the Adviser Restructuring. Accordingly, the Independent Trustees believe that the Fund should receive investment advisory services under the New Advisory Agreement equal or superior to those it currently receives under the Existing Advisory Agreement, at the same fee levels.

VI.  ADDITIONAL INFORMATION REGARDING INGENUITY'S PROPOSAL
     -----------------------------------------------------

In this proxy statement, shareholders of the Fund are asked to approve the New Advisory Agreement with Ingenuity in order to ensure continuity of portfolio management by Mr. Kam after the Adviser Restructuring. After the proposal has been approved, the Fund will be advised by Mr. Kam under its current trust - Firsthand Funds. Mr. Kam has received permission from the Independent Trustees, and expects in the future to seek your approval in a separate proxy statement, to move the Current Fund out of the Firsthand Funds mutual funds group to become a fund in a separate mutual fund family organized by Mr. Kam. This transfer would be accomplished by reorganizing the Current Fund into a new series (the "New Fund") of Ingenuity Capital Trust. Following this reorganization, the shareholders of the Current Fund would become shareholders of the New Fund.

As described above, in connection with the closing of the Adviser Restructuring, Mr. Kam, the current portfolio manager and currently a controlling shareholder of Interactive, will cease to have an ownership interest in Interactive and will, after September 30, also cease to be an employee of Interactive (although he will continue as a consultant for at least four years). Following the Adviser Restructuring, Mr. Kam has agreed to resign as a Trustee of Firsthand Funds.

Shareholder Meeting Costs and Voting Procedures
-----------------------------------------------

The Declaration of Trust of Firsthand Funds provides that the presence at a shareholder meeting in person or by proxy of one-third of the shares of the Fund entitled to vote at the Meeting constitutes a quorum with respect to the Fund. Thus, the meeting for Fund will take place on its scheduled date if one-third or more of the shares of the Fund are represented. If a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of the Proposal are not received, the Meeting may be held for the purposes of scheduling one or more adjournments of the meeting to permit further solicitation of proxies with respect to the proposal for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote in favor of any such adjournment.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as shares that are present. However, while broker non-votes are considered "present," they are disregarded in calculating the percentage of votes cast in favor of or against a proposal by those "voting securities present" when the voting requirement is based on achieving a percentage of the voting securities present in person or by proxy at the Meeting.

Shareholders of the Fund at the close of business on August 23, 1999, will be entitled to be present and vote at the Meeting. As of that date, the number of shares outstanding for the Fund and the Fund's total net assets are set forth in table format below:

FUND                                    SHARES OUTSTANDING      TOTAL NET ASSETS
----                                    ------------------      ----------------
Firsthand Medical Specialists Fund          803,255.64             $10,412,002

To the knowledge of management, at the close of business on August 23, 1999, the officers and Trustees of the Firsthand Funds (and the Current Adviser and New Adviser) owned, collectively, 13.91% of the shares of the Fund. To the knowledge of Firsthand Fund's management at the close of business of August 23, 1999, the only persons owning beneficially more than 5% of the outstanding shares of the Fund were those listed in Exhibit A.

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by the New Adviser, including any additional solicitation made by letter, telephone or internet. In addition to solicitation by mail, certain officers and representatives of Firsthand Funds, officers and employees of the New Adviser, certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, internet or personally. In addition, the New Adviser may retain a firm to solicit proxies on behalf of the Board, the fee for which will be borne by the New Adviser.

Annual Reports
--------------

A copy of the Fund's annual report for the fiscal year ended December 31, 1998, is available without charge upon request by writing to Firsthand Funds, 101 Park Center Plaza, Suite 1300, San Jose, California 95113 or by calling 1.888.884.2675.

Other Matters to Come Before the Meeting
----------------------------------------

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

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PLEASE  COMPLETE,  SIGN AND RETURN THE ENCLOSED  PROXY  PROMPTLY.  NO POSTAGE IS
REQUIRED IF MAILED IN THE UNITED STATES. YOU ALSO MAY FAX THE SIGNED PROXY TO 650.649.2651.
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By Order of the Board of Trustees,

Kendrick K. Kam, Trustee

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                                                                       EXHIBIT A

                        LIST OF FIVE PERCENT SHAREHOLDERS

As of August 23, 1999, the following persons owned of record 5% or more of the shares of the Fund:

FIRSTHAND MEDICAL SPECIALISTS FUND:

NAME                                                 SHARES          % OWNERSHIP
----                                                 ------          -----------
Charles Schwab & Co., Inc.                         281,825.93           35.09%
Special Custody Account for Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, California 94104

Kendrick W. Kam                                    111,733.60*          13.91%
26888 Almaden Court
Los Altos Hills, California 94022

National Financial Services Corp.                   69,895.76            8.70%
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281

Kenneth & Elizabeth Favaro                          67,431.99            8.39%
Marakon Associates
300 Atlantic Street
Stamford, Connecticut 06901

--------------------

*Includes 13,380.07 shares held in the Kam Fund and 12,547.87 shares held in Mr. Kam's retirement accounts, which are controlled by Mr. Kam.

                                                                       EXHIBIT B

                    FORM OF NEW INVESTMENT ADVISORY AGREEMENT

                                 FIRSTHAND FUNDS
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     This Investment Advisory and Management Agreement ("Agreement"), is made and entered into as of September __, 1999, by and between FIRSTHAND FUNDS, a Delaware business trust (the "Trust") with its principal place of business at 101 Park Center Plaza, Suite 1300, San Jose, California 95113, and INGENUITY CAPITAL MANAGEMENT LLC (the "Adviser"), with its principal place of business at 26888 Almaden Court, Los Altos Hills, California 94022.

     WHEREAS, the Fund, an open-end, non-diversified investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), wishes to retain the Adviser to provide investment advisory and management services to Firsthand Medical Specialists Fund (the "Fund"); and

     WHEREAS, the Adviser is willing to furnish such services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Trust hereby appoints the Adviser to manage the investment and reinvestment of assets of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times inform the Adviser as to the securities owned by it, the funds available or to become available for investment by it, and generally as to the condition of its affairs. It shall furnish the Adviser with such other documents and information with regard to its affairs as the Adviser may from time to time reasonably request.

3. Subject to the direction and control of the Fund's Board of Trustees, the Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund's portfolio of securities consistent with the Fund's investment objective, policies, and limitations as stated in the Fund's current Prospectus and Statement of Additional Information. The Adviser shall determine from time to time what securities will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Fund's Declaration of Trust, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state laws, as well as the investment objectives, policies, and limitations of the Fund. In placing orders for the Fund with brokers and dealers with respect to the execution of the Fund's securities transactions, the Adviser shall attempt to obtain the best net results. In doing so, the Adviser may consider such factors which it deems relevant to the Fund's best interest, such as price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Adviser shall have the discretionary authority to utilize certain broker-dealers even though it may result in the payment by the Fund of an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, providing, however, that the Adviser had determined that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by the broker-dealer effecting the transaction. In no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person thereof except in accordance with the rules and regulations promulgated by the Securities and Exchange Commission pursuant to the 1940 Act. The Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund and shall perform such other functions of management and supervision as may be directed by the Board of Trustees of the Fund, provided that in no event shall the Adviser be responsible for any expense occasioned by the performance of such functions.

4. The Adviser is responsible for (1) compensation of any of the Fund's trustees, officers and employees who are interested persons of the Adviser and (2) compensation of the Adviser's personnel and other expenses incurred in connection with the provisions of portfolio management services under this Agreement. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund's expenses. Specifically, the Adviser will not be responsible, except to the extent of the reasonable compensation of employees of the Fund whose services may be used by the Adviser hereunder, for any of the following expenses of the Fund, which expenses shall be borne by the Fund: legal and audit expenses, organization expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; fees of custodian, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption or purchase of the Fund's shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state law and maintaining such registrations and qualification; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to Fund shareholders; cost of stationery; costs of shareholders and other meetings of the Fund; compensation and expenses of the independent trustees of the Fund; and the Fund's pro rata portion of premiums of any fidelity bond and other insurance covering the Fund and its officers and trustees.

5. No trustee, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such trustee, officer or employee while he is at the same time a director, officer or employee of the Adviser or any affiliated company of the Adviser or another adviser to a series of the Trust. This paragraph shall not apply to trustees, executive committee members, consultants and other persons who are not regular members of the Adviser's or any affiliated company's staff.

6. As compensation for the services performed by the Adviser, the Fund shall pay the Adviser, as promptly as possible after the last day of each month, a fee, accrued each calendar day (including weekends and holidays) at the rate of 1.5% per annum of the daily net assets of the Fund. The Adviser shall reduce such fee or, if necessary, make expense reimbursements to the Fund to the extent required to limit the total annual operating expenses of the Fund to 1.95% of its average daily net assets up to $200 million; 1.90% of such assets from $200 million to $500 million; 1.85% of such assets from $500 million to $1 billion; and 1.80% of such assets in excess of $1 billion. The daily net assets of the Fund shall be computed as of the time of the regular close of business of the New York Stock Exchange or such other time as may be determined by the Board of Trustees of the Fund. Any of such payments as to which the Adviser may so request shall be accompanied by a report of the Fund prepared either by the Fund or by a reputable firm of independent accountants which shall show the amount properly payable to the Adviser under this Agreement and the detailed computation thereof. The fee provided by this Section 6 shall not be accrued or payable by the Fund until this Agreement shall have been approved by a majority of the outstanding voting securities of the Fund.

7. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Board of Trustees of the Fund in the following or declining to follow any advice or recommendation of the Adviser; provided that nothing in this Agreement shall protect the Adviser against any liability to the Fund or its stockholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

8. The Adviser shall be an independent contractor and shall have no authority to act for or represent the Fund in its investment commitments unless otherwise provided. No agreement, bid, offer, commitment, contract or other engagement entered into by the Adviser whether on behalf of the Adviser or whether purporting to have been entered unto on behalf of the Fund shall be finding upon the Fund, and all acts authorized to be done by the Adviser under this Agreement shall be done by it as an independent contractor and not as an agent.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser who may also be a trustee, officer, or employee of the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association.

10. As used in this Agreement, the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. This Agreement shall terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Fund without the consent of the Adviser. This Agreement may also be terminated at any time, without the payment of penalty, by the Fund or by the Adviser on sixty (60) days' written notice addressed to the other party at its principal place of business.

12. This Agreement shall become effective on the date hereof and shall continue in effect for two years and from year to year thereafter only so long as specifically approved annually, (1) by vote of a majority of the trustees of the Fund who are not parties to this Agreement or interested persons of such parties, cast in person at a meeting called for that purpose, and, (2) either by vote of the holders of a majority of the outstanding voting securities of the Fund or by a majority vote of the Fund's Board of Trustees.

13. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no materials amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

14. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and sealed by their officers thereunto duly authorized on the day and year first above written.

     FIRSTHAND FUNDS

     By ______________________________

     Title ___________________________

     INGENUITY CAPITAL MANAGEMENT LLC

     By ______________________________

     Title ___________________________

                                  FORM OF PROXY

[Shareholder Name]
[Title (if applicable)]
[Address]
[Address]
[Fund Name]
[Shares Held]

FIRSTHAND FUNDS
SPECIAL MEETING OF SHAREHOLDERS

MEDICAL SPECIALISTS FUND

September 12, 1999

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES DIRECTORS OF FIRSTHAND FUNDS

The undersigned hereby appoints Kendrick W. Kam as proxy of the undersigned, with the power to appoint his substitute, for the Special Meeting of Shareholders of the Medical Specialists Fund (the "Fund"), a separate series of Firsthand Funds, to be held on September 12, 1999, at Rickey's Hyatt Hotel, located at 4219 El Camino Real, Palo Alto, Califorina 94306, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on August 23, 1999. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed proxy will be voted in favor of the Proposal listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on August 23, 1999. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

PLEASE VOTE BY FILLING IN THE BOXES BELOW.

PROPOSAL 1: To approve a new investment advisory agreement (the "Agreement") between the Fund and Ingenuity Capital Management LLC (the "Ingenuity"), pursuant to which Ingenuity would act as the new investment adviser of the Fund, to become fully effective upon the approval by the shareholders of the Fund.

FOR |_|          AGAINST |_|          ABSTAIN |_|



Dated: ___________________________________________________________________, 1999
         [Shareholder Name]


Dated: ___________________________________________________________________, 1999
         [Signature(s) (if held jointly)]

Please sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title. If shares are held jointly, each shareholder should sign.